                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated October 27, 2000, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Nos. 2-82001 and 33-32826.



                                       ARTHUR ANDERSEN LLP


Cleveland, Ohio,
 April 10, 2001.